Focusing On Our Growing Core Business Analyst Presentations Boston and New York October 2003

This presentation contains forward-looking statements based on current expectations and we assume no obligation to update these statements or make any further statements on any of these issues, except as required by applicable law. These forward-looking statements are often identified by words such as "hope," "may," "believe," "anticipate," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by us. These factors include, but are not limited to, the ongoing restructuring of the electric industry, including the introduction of retail electric competition in Arizona and decisions impacting wholesale competition; the outcome of regulatory and legislative proceedings relating to the restructuring; state and federal regulatory and legislative decisions and actions, including the outcome of the rate case we filed with the ACC on June 27, 2003 and the wholesale electric price mitigation plan adopted by the FERC; regional economic and market conditions, including the results of litigation and other proceedings resulting from the California energy situation, volatile purchased power and fuel costs and the completion of generation and transmission construction in the region, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital and access to capital markets; energy usage; weather variations affecting local and regional customer energy usage; conservation programs; power plant performance; the successful completion of our generation construction program; regulatory issues associated with generation construction, such as permitting and licensing; changes in accounting principles; our ability to compete successfully outside traditional regulated markets (including the wholesale market); our ability to manage our marketing and trading activities and the use of derivative contracts in our business (including interpretation of the subjective and complex rules related to these contracts); technological developments in the electric industry; the performance of the stock market, which affects the amount of our required contributions to our pension plan and nuclear decommissioning trust funds; the strength of the real estate market in SunCor's market areas, which include Arizona, New Mexico and Utah; and other uncertainties, all of which are difficult to predict and many of which are beyond our control. Forward-Looking Statements

Pinnacle West Managing for the Future A vertically integrated utility in a high-growth market area Sustaining exceptional operational performance Maintaining agility in a dynamic regulatory environment Managing risk in changing energy markets

Leading 2002 Population Growth States Solid Customer Growth Foundation APS 2nd in customer growth nationally Capitalizing on Superior Growth

Customer Growth 3 to 4 Times U.S. Average 1998 1999 2000 2001 2002 YTD 2003 YTD 2002 APS 0.04 0.042 0.041 0.037 0.031 0.032 0.032 Industry Average 0.011 0.011 0.011 0.011 0.011 0.011 0.011 Capitalizing on Superior Growth

Generation Highlights Generation Highlights Sustaining Exceptional Operational Performance Low production cost Strong outage management Leading nuclear operations Proactive environmental management

Top-Tier Performance 1998 - 2002 Baseload Averages NCF EAF EFOR APS 0.852 0.882 0.058 Industry 0.751 0.84 0.07 Equivalent Forced Outage Rate Equivalent Availability Factor Net Capacity Factor APS Industry 16.21 17.66 $/MWh APS Industry Favorable Production Costs Strong Operating Performance Sustaining Exceptional Operational Performance

Transmission & Distribution Highlights Sustaining Exceptional Operational Performance Sustaining Exceptional Operational Performance Award-winning customer satisfaction Strong operational efficiency Sound reliability focus

Achieving Superior Customer Satisfaction APS ranked 3rd in customer satisfaction among 56 utilities according to J.D. Power & Associates J.D. Power & Associates J.D. Power & Associates J.D. Power & Associates J.D. Power & Associates J.D. Power & Associates Sustaining Exceptional Operational Performance

Strong Transmission and Distribution Efficiency O&M/Customer APS* Sustaining Exceptional Operational Performance Average 2002 Top Quartile * Excluding 2002 severance charges

Planning for Growth and Reliability APS System Load and Resources 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2015 2017 2019 2021 2022 Existing 4757 4790 4792 4827 4454 4481 4481 4481 4481 4480 4481 4481 4481 4481 4481 4481 4481 4481 4001 4001 PWEC 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 Resource -9 320 600 855 1531 1822 2157 2513 2795 3040 3344 3685 3999 4327 4649 5010 5351 5691 6616 7036 Peak System Requirement + 15% Reserves Resource Deficit Existing APS Capacity PWEC Assets & Track B MW Sustaining Exceptional Operational Performance

301 340 3,007 4,119 3,913 2,368 1,672 Reliability Remains Essential WECC Available Transmission Capability* Sustaining Exceptional Operational Performance * Summer 2006 estimate

Focusing on Our Vertically Integrated Operations Capturing benefits of strong underlying growth Remaining steadfastly focused every day on: Customer care and satisfaction Operational excellence System reliability Sustaining Exceptional Operational Performance

APS Regulatory Strategy Relationships built on consistency, accountability, performance and trust Strong presentation of APS position Focus on reliability issue Settlement opportunities Pursuing Constructive Regulatory Outcomes

APS General Rate Case Key Provisions 9.8% ($175 million) annual rate increase Rate base treatment of 1,800 MW of Arizona assets currently owned by Pinnacle West Energy Recovery of previous $234 million write-off Pursuing Constructive Regulatory Outcomes

CPI APS '91 0 0 0 0 '92 3 0.03 0 0 '93 6 0.06 0 0 '94 9 0.09 -3 -0.03 '95 12 0.12 -3 -0.03 '96 15 0.15 -6 -0.06 '97 18 0.18 -7 -0.07 '98 20 0.2 -8 -0.08 '99 22 0.22 -9 -0.09 '00 26 0.26 -11 -0.11 '01 30 0.3 -12 -0.12 '02 32 0.32 -14 -0.14 '03 35 0.35 -15 -0.15 '04 38 0.38 -6 -0.06 CPI 38% APS 6% APS Prices Low Relative to CPI Cumulative Change Pursuing Constructive Regulatory Outcomes

Planning for Growth and Reliability APS System Load and Resources 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2015 2017 2019 2021 2022 Existing 4757 4790 4792 4827 4454 4481 4481 4481 4481 4480 4481 4481 4481 4481 4481 4481 4481 4481 4001 4001 PWEC 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 Resource -9 320 600 855 1531 1822 2157 2513 2795 3040 3344 3685 3999 4327 4649 5010 5351 5691 6616 7036 Peak System Requirement + 15% Reserves Resource Deficit Existing APS Capacity PWEC Assets & Track B MW Pursuing Constructive Regulatory Outcomes

2003 2004 2005 2006 ACC Bid Amount 2100 2549 2820 2037 Undeliverable Bids 850 1463 1388 650 Non-PWEC Bids 925 2175 2125 905 2003 2004 2005 2006 Contestable Load Bids w/o PWEC 850 1463 1388 650 ACC Procurement Process Demonstrates Need for PWEC Assets MW ACC Bid Amount Undeliverable Bids Non-PWEC Bids Pursuing Constructive Regulatory Outcomes

General Rate Case Milestones Briefing Proposed Order Final Order Hearing Begins April 7, 2004 Testimony January - March 2004 Filing June 2003 Discovery August 2003 - April 2004 Pursuing Constructive Regulatory Outcomes

Other Significant ACC Activity Adjustment mechanisms docket Review of retail competition rules Workshops on environmental risk management and DSM Evaluation of environmental portfolio standard Code of conduct filing Future of Track B procurement Commission elections Pursuing Constructive Regulatory Outcomes

Marketing & Trading Objectives Effectively manage fuel and purchased power risks Optimize the economic use of APS' generation and transmission assets Maintain risk management discipline with particular emphasis on credit risk Managing Market Risks and Commodity Exposures

Managing Commodity Risks for APS Native Load Gas and power hedge program in place since mid-1990's Forward gas and power hedge plan details: 2004 Currently 50% hedged with near-term target of 75% by year-end 2003 2005-2006 Target of 50% hedged by year-end 2003 Managing Market Risks and Commodity Exposures

Southwestern Spark Spread Outlook Weak through 2005 Historical Spot Forward 9/2/2003 7.84 10/2/2003 5.17 11/2/2003 5.33 12/2/2003 7.72 1/3/2003 4.52 2/3/2003 6.35 3/3/2003 11.68 4/3/2003 7.15 5/3/2003 10.46 6/3/2003 10.35 7/3/2003 23.42 8/3/2003 16.43 9/3/2003 12.36 10/3/2003 10.01 11/3/2003 7.34 12/3/2003 7.57 1/4/2003 6.49 2/4/2003 5.81 3/4/2003 5.41 4/4/2003 7.39 5/4/2003 9.39 6/4/2003 14.72 7/4/2003 21.79 8/4/2003 25.21 9/4/2003 17.14 10/4/2003 10.16 11/4/2003 8.45 12/4/2003 9.33 1/5/2003 9.03 = 2/5/2003 8.34 =c30-(d30*7) 3/5/2003 7.45 4/5/2003 10.55 5/5/2003 11.02 6/5/2003 16.86 7/5/2003 26.26 8/5/2003 29.93 9/5/2003 19.15 10/5/2003 12.35 11/5/2003 10.43 12/5/2003 11.1 2003 2004 2005 2002 Based on Palo Verde on-peak power and Permian natural gas (7,000 heat rate) $/MWh Managing Market Risks and Commodity Exposures

Western Market Challenges Continuing pressure on forward spark spreads expected through 2005 Fewer creditworthy counterparties New capacity additions Short-term bias of wholesale customers Managing Market Risks and Commodity Exposures

2003 Earnings Outlook Outlook: Lower half of $2.55 - $2.85 per share range Major factors: Unplanned outages $(0.19) Lower trading contributions $(0.14) Tax credits $0.15 AFUDC accounting $0.12 Hot weather $0.02 to $0.05 Focusing On Financial Performance

2004 Earnings Outlook Base level earnings = $2.50 per share Key assumptions: Rate increase not reflected No trading contributions Combined SunCor and APS Energy Services earnings of $0.44 per share Sensitivities: Rate increase + $0.00 - $0.76 Weather variations +/- $0.11 KWH sales variation +/- $0.11 Gas price risk +/- $0.11 - $(0.07) Efficiency gains + $0.00 - $0.08 Focusing On Financial Performance

Consolidated Annual EPS Outlook Beyond 2004 and Rate Case Resolution At least $3.40 per share, assuming: ACC grants APS' rate request Trading contributions of $0.07 per share Combined SunCor and APS Energy Services earnings of $0.33 per share in 2005 and $0.11 per share after 2005 Focusing On Financial Performance

2002 2003 2004 2005 APS Delivery 369 273 289 354 APS Generation 132 123 108 169 PWEC Generation 374 259 41 21 Other 109 22 13 20 $ Millions Projected *Excluding SunCor Focusing On Financial Performance APS Delivery PWEC Generation APS Generation Other Future Capital Expenditures*

Strong EBITDA Interest Coverage 1998 1999 2000 2001 2002* Pinnacle West 5.734 6.215 6.444 6.238 5.35 S&P Electrics 4.729 4.563 3.928 3.982 3.68 Focusing On Financial Performance Times * Pinnacle West excluding non-recurring items

1998-2002 EPS PNW 0.072 EPS IND -0.035 1998-2002 EPS PNW 0.062 EPS IND 0.026 Superior Dividend Growth* 1998-2002 S&P Electrics Dividends Per Share PNW Earnings Per Share PNW** * 5-year compound annual growth rates ** Excluding non-recurring items Focusing On Financial Performance S&P Electrics

Appendix

1yr CDGR 5 yr CDGR Pinnacle West Capital 0.063 0.072 Energy East Corporation 0.043 0.065 PP&L Resources, Inc. 0.1 0.053 Vectren Corporation 0.038 0.044 FPL Group, Inc. 0.036 0.039 NiSource Inc. 0 0.039 TECO Energy, Inc. 0.029 0.038 Pub. Svc. Enterprise Group 0.028 0.029 NSTAR 0.019 0.028 Cleco Corporation 0.034 0.026 WPS Resources Corp. 0.019 0.02 Allete 0.03 0.015 Consolidated Edison Co of NY 0.009 0.011 Southern Company 0.022 0.011 DPL Incorporated 0 0.007 Great Plains Energy 0 0.005 Hawaiian Electric Indus. 0 0.003 CH Energy Group 0 0.002 Ameren Corporation 0 0 American Electric Power 0 0 Cinergy Corporation 0 0 Dominion Resources 0 0 DTE Energy 0 0 Duke Energy 0 0 FirstEnergy Corporation 0 0 Idacorp 0 0 KeySpan Energy 0 0 OGE Energy 0 0 Public Svc. Of New Mexico 0 0 Unisource 0 0 Exelon Corp. 0.041 -0.004 Progress Energy, Inc. 0.36 -0.029 SCANA Corporation 0.083 -0.03 Entergy Corporation 0.061 -0.049 DQE Incorporated -0.4 -0.07 Sempra Energy 0 -0.085 Pepco Holdings, Inc. 0 -0.096 CMS Energy -0.51 -0.097 Constellation Energy Group 1 -0.102 Westar Energy 0 -0.106 Puget Sound Power & Light -0.457 -0.115 Xcel Energy -0.49 -0.119 Wisconsin Energy Corp. 0 -0.123 Alliant Energy -0.5 -0.129 Centerpoint Energy -0.57 -0.16 Avista Corporation 0 -0.173 TXU Corp. -0.792 -0.256 Allegheny Energy, Inc. -1 -1 Dynegy -1 -1 Edison International n.m. -1 PG&E n.m. -1 Sierra Pacific Resources n.m. -1 Top Dividend Growth 1998 - 2002 PNW Appendix

Sources Strong Consolidated Cash Flow Outlook* 2003 2003 Operating cash flow 675 Long-term financing 500 Cash From Operations Long-term Financing 2003 Common Dividends 150 Cap Ex 675 Debt redemptions 350 Capital Expenditures Common Dividends Requirements Debt Repayments Approximately $1.2 Billion * Projected Appendix

Sources 2004 Operating cash flow 750 Long-term financing 350 Cash From Operations Long-term Financing 2004 Common Dividends 150 Cap Ex 450 Debt redemptions 500 Capital Expenditures Requirements Debt Repayments Approximately $1.1 Billion Common Dividends Strong Consolidated Cash Flow Outlook* 2004 * Projected Appendix

Pinnacle West EBITDA Interest Coverage* Reconciliation ($ millions) 1998 1999 2000 2001 2002 Income from continuing operations $ 243 $ 270 $ 302 $ 327 $ 215 Income taxes 139 142 194 214 138 Interest expense, net of capitalized interest 145 145 145 128 144 Depreciation and amortization 413 420 431 428 425 Total EBITDA 940 977 1,072 1,097 922 2002 non-recurring items - - - - 87 Total EBITDA - adjusted $ 940 $ 977 $1,072 $1,097 $1,009 Interest expense before capitalized interest $ 164 $ 157 $ 166 $ 176 $ 188 EBITDA interest coverage 5.7x 6.2x 6.4x 6.2x 4.9x EBITDA interest coverage - adjusted 5.7x 6.2x 6.4x 6.2x 5.4x * Management believes EBITDA interest coverage provides useful information on the Company's cash flow and ability to meet its interest obligations Appendix

Liquidity Resources APS: $250M commercial paper facility Unused long-term debt shelf capability of $500M Pinnacle West (parent): $250M commercial paper facility Unused long-term debt shelf capability of $390M Appendix

Current Credit Ratings S&P Moody's Arizona Public Service Co. First Mortgage Bonds/ Senior Secured Debt A- A3 Senior Unsecured Debt BBB Baa1 Secured Lease Obligation Bonds BBB Baa2 Commercial Paper A2 P2 Pinnacle West Capital Corp. Senior Unsecured Debt BBB- Baa2 Commercial Paper A2 P2 Appendix

Wholesale Electricity Prices Palo Verde On-Peak and Forward Curve with Historical Spot Palo Verde On-peak Palo Verde Forward 9/2/2003 33.29 10/2/2003 34.6 11/2/2003 34.3 12/2/2003 40.47 1/3/2003 41.16 2/3/2003 58.35 3/3/2003 55.21 4/3/2003 43.81 5/3/2003 49.07 6/3/2003 54.29 7/3/2003 63.21 8/3/2003 53.27 9/3/2003 48.26 10/3/2003 44.13 11/3/2003 43.13 12/3/2003 45.25 1/4/2003 45.5 2/4/2003 44.38 3/4/2003 43.25 4/4/2003 42.5 5/4/2003 43.88 6/4/2003 49.25 7/4/2003 56.28 8/4/2003 59.74 9/4/2003 51.6 10/4/2003 44.69 11/4/2003 44.15 12/4/2003 46.15 1/5/2003 46.43 2/5/2003 45.39 3/5/2003 43.31 4/5/2003 44.31 5/5/2003 44.08 6/5/2003 49.85 7/5/2003 59.25 8/5/2003 62.85 9/5/2003 52.07 10/5/2003 45.48 11/5/2003 44.96 12/5/2003 47.03 $/MWh Appendix 2003 2004 2005 2002

Natural Gas Prices Permian On-Peak and Forward Curve with Historical Spot Actual Gas Gas Forward 9/2/2003 3.24 10/2/2003 3.81 11/2/2003 3.75 12/2/2003 4.29 1/3/2003 4.84 2/3/2003 7.04 3/3/2003 5.83 4/3/2003 4.84 5/3/2003 5.12 6/3/2003 5.88 7/3/2003 5.29 8/3/2003 4.87 9/3/2003 4.74 10/3/2003 4.48 11/3/2003 4.72 12/3/2003 4.99 1/4/2003 5.18 2/4/2003 5.12 3/4/2003 5.01 4/4/2003 4.62 5/4/2003 4.53 6/4/2003 4.54 7/4/2003 4.54 8/4/2003 4.54 9/4/2003 4.53 10/4/2003 4.54 11/4/2003 4.71 12/4/2003 4.87 1/5/2003 4.95 2/5/2003 4.9 3/5/2003 4.73 4/5/2003 4.43 5/5/2003 4.33 6/5/2003 4.32 7/5/2003 4.32 8/5/2003 4.31 9/5/2003 4.31 10/5/2003 4.34 11/5/2003 4.54 12/5/2003 4.74 $/MMBTU Appendix 2003 2004 2005 2002

Improving APS Customer Efficiency 1999 2000 2001 2002 Average Customers 0 0.041 0.079 0.113 Employees 0 0.018 0.053 0.018 Cumulative Change Appendix

'97 '98 '99 '00 '01 '02 Palo Verde 0.906 0.925 0.93 0.927 0.881 0.944 Industry 0.72 0.77 0.85 0.8 0.88 '97 '98 '99 '00 '01 '02 Coal 0.748 0.771 0.792 0.832 0.838 0.804 Industry 0.65 0.666 0.674 0.706 0.694 APS Capacity Factors Palo Verde Site Average Coal Average Appendix

Pinnacle West Energy Plants 120 80 1,060 530 1,790 570 2,360 Commercial Operation MWs June 2001 July 2002 July 2002 July 2003 June 2004 West Phoenix 4 Saguaro CT 3 Redhawk 1 and 2 West Phoenix 5 Arizona Total Silverhawk Totals New Facilities Appendix Location Phoenix, AZ Red Rock, AZ Arlington, AZ Phoenix, AZ Las Vegas, NV * ** * Target ** Including 25% Southern Nevada Water Authority purchase option

Arizona Transmission System


UTAH
UTAH
UTAH
COLORADO
MEAD/
MRKTPLACE/
LAS VEGAS
CALIFORNIA
CALIFORNIA
CALIFORNIA
NAVAJO
GLEN
CANYON
SHIPROCK
SAN JUAN
TRIBAL
LAND
FOUR
CORNERS
MOENKOP
I
FLAGSTAFF
MCKINLEY
CHOLLA
CORONADO
SPRINGER-
VILLE
BOUSE
WESTWING
PERKINS
PINN.
PEAK
PALO
VERDE
LIBERTY
KYRENE
GREENLEE
(AEPCO)
(TEP)
SAGUARO
SILVERKING
N GILA
APACHE
SOUTH
VAIL
BICKNELL
KEY:
500 kV
345 kV to 360 kV
230 kV to 287 kV

Appendix

Arizona Corporation Commissioners Party Commissioner Current Term Commissioner Affiliation Since Expires Marc Spitzer, Chairman Republican Jan. 2001 Jan. 2007 Michael Gleason Republican Jan. 2003 Jan. 2005 Jeff Hatch-Miller Republican Jan. 2003 Jan. 2005 Kristin Mayes Republican Oct. 2003 Jan. 2005 William Mundell Republican June 1999 Jan. 2005 Appendix

Jul Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec PWEC 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 1700 PPL EnergyPlus, LLC 112 112 112 150 150 150 150 150 150 150 150 Panda Gila River, LP 450 225 225 225 225 225 225 450 450 225 225 225 225 225 225 450 APS Track B Procurement Contracts Awarded May 2003 2003 2004 2005 2006 MW Appendix

Adjustment Mechanisms Docket Hearing conducted April 2003 ALJ recommendation Issued October 1 Recommends approval of adjustment mechanisms, with significant modifications Ultimate implementation in rate case Comments due October 10 ACC consideration possible on October 22 Appendix

Average Residential Retail Price Ranking* Southwestern U.S. PPW 6.6 9.19 SRP 7.63 9.19 PNM 8.58 9.19 APS 8.68 9.19 TEP 8.79 9.19 NPC 9.33 9.19 EE 10.6 9.19 PG&E 13.31 9.19 SCE 13.53 9.19 SDG&E 14.34 9.19 ¢/kWh * As of December 31, 2002 Appendix

PPW 5.21 9.69 SRP 6.28 9.69 APS 7.48 9.69 PNM 7.61 9.69 EE 8.74 9.69 NPC 9.35 9.69 TEP 10.45 9.69 SCE 12.9 9.69 PG&E 14.41 9.69 SDG&E 14.49 9.69 ¢/kWh * As of December 31, 2002 Appendix Average Commercial Retail Price Ranking* Southwestern U.S.

PPW 3.69 6.98 SRP 4.02 6.98 PNM 5.09 6.98 APS 5.57 6.98 EE 5.72 6.98 TEP 7.11 6.98 NPC 8.21 6.98 SCE 8.79 6.98 PG&E 9.17 6.98 SDG&E 12.47 6.98 ¢/kWh * As of December 31, 2002 Appendix Average Industrial Retail Price Ranking* Southwestern U.S.

APS Energy Services Overview Financial Results YTD June 2003 2002 2001 Pretax Earnings $18 M $28 M $(10) M Future Drivers Seize opportunities to grow existing business at reasonable margin levels Renew existing contracts in California (estimated at declining margins) Realize steady growth of ESCO and district cooling business Favorably influence competitive rules and California expand market Explore Texas opportunities Appendix

Non-Energy Subsidiaries Overview 6/30/2003 SunCor 467 El Dorado 30 Objectives Cash flow and profit potential to parent Current activities SunCor accelerated asset sales program Harvesting venture capital portfolio as it matures Growth opportunities Select real estate opportunities Future investments complementing energy business Assets $497 Million $467M SunCor $30M El Dorado Appendix